SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2003

AOL TIME WARNER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15062	13-4099534

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Rockefeller Plaza, New York, New York 10019

(Address of principal executive offices) (zip code)

212 484-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

      On March 31, 2003, AOL Time Warner Inc., a Delaware corporation (“AOL Time Warner”), Warner Communications Inc., a Delaware corporation (“WCI”), American Television and Communications Corporation, a Delaware corporation (“ATC”), Comcast Corporation, a Pennsylvania corporation (“Comcast”), and certain other parties consummated the transactions contemplated by the Restructuring Agreement, dated as of August 20, 2002, by and among AOL Time Warner, WCI, ATC, Comcast and the other parties thereto, as amended, relating to the previously announced restructuring (the “TWE Restructuring”) of Time Warner Entertainment Company, L.P. (“TWE”), a Delaware limited partnership formed in 1992.

      Prior to the completion of the TWE Restructuring, TWE had held a significant portion of AOL Time Warner’s interests in its cable, networks and filmed entertainment businesses. The TWE Restructuring resulted in the following: (i) AOL Time Warner acquired complete ownership of TWE’s content assets (including Warner Bros. and Home Box Office, which became separate, wholly owned subsidiaries of AOL Time Warner); (ii) all of AOL Time Warner’s directly-owned cable television system interests were contributed to a separate company which became a majority-owned subsidiary of AOL Time Warner and was renamed Time Warner Cable Inc. (“TWC Inc.”); (iii) TWE became a subsidiary of TWC Inc. and will continue to own the cable television system interests previously owned by it; (iv) Comcast, which had held limited partnership interests in TWE through two trusts (the “Comcast Trusts”), received $2.1 billion in cash and AOL Time Warner equity securities valued at $1.5 billion; (v) a Comcast Trust also retained a 21% economic interest in AOL Time Warner’s cable business through a 17.9% direct ownership interest in TWC Inc. (representing a 10.7% voting interest) and a limited partnership interest in TWE representing a 4.7% residual equity interest; and (vi) AOL Time Warner retained an overall 79% economic interest in the cable business, through an 82.1% ownership interest in TWC Inc. (representing an 89.3% voting interest) and a limited partnership interest in TWE representing a 1% residual equity interest. In addition, AOL Time Warner’s limited partnership interest in TWE includes a $2.4 billion preferred component.

      In connection with the TWE Restructuring, AOL Time Warner, WCI, ATC and TWC Inc. participated in a series of certain transactions completed on March 28, 2003 pursuant to which certain assets and liabilities were transferred by ATC and other wholly owned subsidiaries of AOL Time Warner to WCI in exchange for WCI common stock. At the closing of the TWE Restructuring, the portion of these assets related to AOL Time Warner’s cable business was transferred by WCI to TWC Inc. in exchange for shares of Class A common stock of TWC Inc., which are included in AOL Time Warner’s ownership percentage described above.

      In the ordinary course of business, AOL Time Warner and its divisions and affiliates have entered into various agreements on an arms-length basis with Comcast and its divisions and affiliates. None of these agreements are material to the business of AOL Time Warner, TWE, WCI or ATC.

      A copy of the press release issued by AOL Time Warner announcing the closing of the TWE Restructuring is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.        Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

Exhibit	Description

2.1	Restructuring Agreement, dated as of August 20, 2002, by and among Time Warner Entertainment Company, L.P., a Delaware limited partnership (“TWE”), AT&T Corp., a New York corporation, Comcast of Georgia, Inc., a Colorado corporation (formerly named MediaOne of Colorado, Inc., “Comcast of Georgia”), MOTH Holdings, Inc. (renamed Time Warner Cable Inc. at closing of the TWE Restructuring, “TWC Inc.”), a Delaware corporation and successor to MOTH Holdings, Inc. (formerly named MediaOne TWE Holdings, Inc.), Comcast Holdings Corporation, a Pennsylvania corporation (formerly named Comcast Corporation, “Comcast Holdings”), Comcast Corporation, a Pennsylvania corporation (formerly named AT&T Comcast Corporation, “Comcast”), AOL Time Warner Inc., a Delaware corporation (“AOL Time Warner”), TWI Cable Inc., a Delaware corporation (“TWIC”), Warner Communications Inc., a Delaware corporation (“WCI”), and American Television and Communications Corporation, a Delaware corporation (“ATC”) (incorporated herein by reference to Exhibit 99.1 to AOL Time Warner’s Current Report on Form 8-K dated August 21, 2002).

2.2	Amendment No. 1 to the Restructuring Agreement, dated as of March 31, 2003, by and among TWE, Comcast of Georgia, TWC Inc., Comcast Holdings, Comcast, AOL Time Warner, TWIC, WCI, ATC, TWE Holdings I Trust, a Delaware statutory trust (“Trust I”), TWE Holdings II Trust, a Delaware statutory trust (“Trust II”), and TWE Holdings III Trust, a Delaware statutory trust.

2.3	Amended and Restated Distribution Agreement, dated as of March 31, 2003, by and among TWE, WCI, AOL Time Warner and TWC Inc.

2.4	Amended and Restated Contribution Agreement, dated as of March 31, 2003, by and among WCI, AOL Time Warner and TWC Inc.

3.1	Restated Certificate of Incorporation of TWC Inc.

3.2	Amended By-laws of TWC Inc.

3.3	Amended and Restated Agreement of Limited Partnership of TWE, dated as of March 31, 2003, by and among TWC Inc., Trust I, ATC, Comcast and AOL Time Warner.

Exhibit	Description

4.1	Certificate of the Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights and Qualifications, Limitations or Restrictions Thereof, of Series A Mandatorily Convertible Preferred Stock of AOL Time Warner.

4.2	Registration Rights Agreement, dated as of August 20, 2002, by and between Comcast of Georgia and AOL Time Warner (incorporated herein by reference to Exhibit 10.14 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002).

4.3	Amendment No. 1 to the Registration Rights Agreement, dated as of March 31, 2003, by and between Trust II and AOL Time Warner.

4.4	Registration Rights Agreement, dated as of March 31, 2003, by and between AOL Time Warner and TWC Inc.

4.5	Registration Rights Agreement, dated as of March 31, 2003, by and among Trust II, AOL Time Warner and TWC Inc.

10.1	Intellectual Property Agreement, dated as of August 20, 2002, by and between TWE and WCI (incorporated herein by reference to Exhibit 10.16 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002).

10.2	Amendment to the Intellectual Property Agreement, dated as of March 31, 2003, by and between TWE and WCI.

10.3	Intellectual Property Agreement, dated as of August 20, 2002, by and between WCI and TWC Inc. (incorporated herein by reference to Exhibit 10.18 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002).

10.4	Amendment to the Intellectual Property Agreement, dated as of March 31, 2003, by and between WCI and TWC Inc.

10.5	Parent Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner and Trust II.

10.6	Partnership Interest Sale Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner, Comcast and Trust I.

Exhibit	Description

10.7	Reimbursement Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner, WCI, ATC and TWE.

10.8	Brand License Agreement, dated as of March 31, 2003, by and between Warner Bros. Entertainment Inc., a Delaware corporation and a wholly owned subsidiary of WCI, and TWC Inc.

10.9	Tax Matters Agreement, dated as of March 31, 2003, between AOL Time Warner and TWC Inc.

10.10	Brand and Trade Name License Agreement, dated as of March 31, 2003, by and among Time Warner Inc. and TWC Inc.

10.11	Term Loan Agreement, dated as of March 31, 2003, among TWC Inc., the Lenders party thereto, and Citicorp North America and Deutsche Bank AG, New York Branch, as Co-Administrative Agents.

10.12	Guaranty, dated as of March 31, 2003, made by TWE in favor of the Lenders party to the Term Loan Agreement.

10.13	Amended and Restated 364-Day Credit Agreement, dated as of July 8, 2002 and amended and restated as of March 31, 2003, among TWC Inc., TWE, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, and ABN Amro Bank N.V. and BNP Paribas, as Co-Documentation Agents.

10.14	First Amendment, dated as of March 31, 2003, to the TWC Inc. 364-Day Amended and Restated Credit Agreement.

10.15	Amended and Restated 364-Day Credit Agreement, dated as of July 8, 2002 and amended and restated as of March 31, 2003, among AOL Time Warner, AOL Time Warner Finance Ireland, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, and ABN Amro Bank N.V. and BNP Paribas, as Co-Documentation Agents.

Exhibit	Description

10.16	First Amendment, dated as of March 31, 2003, to the AOL Time Warner 5-Year Revolving Credit Agreement.

99.1	Press Release, dated March 31, 2003.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AOL TIME WARNER INC.

	By:	/s/ Wayne H. Pace

		Name:	Wayne H. Pace
		Title:	Executive Vice President and
Chief Financial Officer

Date: April 14, 2003

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Restructuring Agreement, dated as of August 20, 2002, by and among Time Warner Entertainment Company, L.P., a Delaware limited partnership (“TWE”), AT&T Corp., a New York corporation, Comcast of Georgia, Inc., a Colorado corporation (formerly named MediaOne of Colorado, Inc., “Comcast of Georgia”), MOTH Holdings, Inc. (renamed Time Warner Cable Inc. at closing of the TWE Restructuring, “TWC Inc.”), a Delaware corporation and successor to MOTH Holdings, Inc. (formerly named MediaOne TWE Holdings, Inc.), Comcast Holdings Corporation, a Pennsylvania corporation (formerly named Comcast Corporation, “Comcast Holdings”), Comcast Corporation, a Pennsylvania corporation (formerly named AT&T Comcast Corporation, “Comcast”), AOL Time Warner Inc., a Delaware corporation (“AOL Time Warner”), TWI Cable Inc., a Delaware corporation (“TWIC”), Warner Communications Inc., a Delaware corporation (“WCI”), and American Television and Communications Corporation, a Delaware corporation (“ATC”) (incorporated herein by reference to Exhibit 99.1 to AOL Time Warner’s Current Report on Form 8-K dated August 21, 2002).

2.2	Amendment No. 1 to the Restructuring Agreement, dated as of March 31, 2003, by and among TWE, Comcast of Georgia, TWC Inc., Comcast Holdings, Comcast, AOL Time Warner, TWIC, WCI, ATC, TWE Holdings I Trust, a Delaware statutory trust (“Trust I”), TWE Holdings II Trust, a Delaware statutory trust (“Trust II”), and TWE Holdings III Trust, a Delaware statutory trust.

2.3	Amended and Restated Distribution Agreement, dated as of March 31, 2003, by and among TWE, WCI, AOL Time Warner and TWC Inc.

2.4	Amended and Restated Contribution Agreement, dated as of March 31, 2003, by and among WCI, AOL Time Warner and TWC Inc.

3.1	Restated Certificate of Incorporation of TWC Inc.

3.2	Amended By-laws of TWC Inc.

3.3	Amended and Restated Agreement of Limited Partnership of TWE, dated as of March 31, 2003, by and among TWC Inc., Trust I, ATC, Comcast and AOL Time Warner.

Exhibit No.	Exhibit

4.1	Certificate of the Voting Powers, Designations, Preferences and Relative, Participating, Optional or Other Special Rights and Qualifications, Limitations or Restrictions Thereof, of Series A Mandatorily Convertible Preferred Stock of AOL Time Warner.

4.2	Registration Rights Agreement, dated as of August 20, 2002, by and between Comcast of Georgia and AOL Time Warner (incorporated herein by reference to Exhibit 10.14 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002).

4.3	Amendment No. 1 to the Registration Rights Agreement, dated as of March 31, 2003, by and between Trust II and AOL Time Warner.

4.4	Registration Rights Agreement, dated as of March 31, 2003, by and between AOL Time Warner and TWC Inc.

4.5	Registration Rights Agreement, dated as of March 31, 2003, by and among Trust II, AOL Time Warner and TWC Inc.

10.1	Intellectual Property Agreement, dated as of August 20, 2002, by and between TWE and WCI (incorporated herein by reference to Exhibit 10.16 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002).

10.2	Amendment to the Intellectual Property Agreement, dated as of March 31, 2003, by and between TWE and WCI.

10.3	Intellectual Property Agreement, dated as of August 20, 2002, by and between WCI and TWC Inc. (incorporated herein by reference to Exhibit 10.18 to AOL Time Warner’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002).

10.4	Amendment to the Intellectual Property Agreement, dated as of March 31, 2003, by and between WCI and TWC Inc.

10.5	Parent Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner and Trust II.

10.6	Partnership Interest Sale Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner, Comcast and Trust I.

Exhibit No.	Exhibit

10.7	Reimbursement Agreement, dated as of March 31, 2003, by and among TWC Inc., AOL Time Warner, WCI, ATC and TWE.

10.8	Brand License Agreement, dated as of March 31, 2003, by and between Warner Bros. Entertainment Inc., a Delaware corporation and a wholly owned subsidiary of WCI, and TWC Inc.

10.9	Tax Matters Agreement, dated as of March 31, 2003, between AOL Time Warner and TWC Inc.

10.10	Brand and Trade Name License Agreement, dated as of March 31, 2003, by and among Time Warner Inc. and TWC Inc.

10.11	Term Loan Agreement, dated as of March 31, 2003, among TWC Inc., the Lenders party thereto, and Citicorp North America and Deutsche Bank AG, New York Branch, as Co-Administrative Agents.

10.12	Guaranty, dated as of March 31, 2003, made by TWE in favor of the Lenders party to the Term Loan Agreement.

10.13	Amended and Restated 364-Day Credit Agreement, dated as of July 8, 2002 and amended and restated as of March 31, 2003, among TWC Inc., TWE, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, and ABN Amro Bank N.V. and BNP Paribas, as Co-Documentation Agents.

10.14	First Amendment, dated as of March 31, 2003, to the TWC Inc. 364-Day Amended and Restated Credit Agreement.

10.15	Amended and Restated 364-Day Credit Agreement, dated as of July 8, 2002 and amended and restated as of March 31, 2003, among AOL Time Warner, AOL Time Warner Finance Ireland, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents, and ABN Amro Bank N.V. and BNP Paribas, as Co-Documentation Agents.

10.16	First Amendment, dated as of March 31, 2003, to the AOL Time Warner 5-Year Revolving Credit Agreement.

99.1	Press Release, dated March 31, 2003.